Exhibit 10.1

first AMENDMENT TO LEASE

(SACRAMENTO-ARDEN)

THIS FIRST AMENDMENT TO LEASE (this “Amendment”) is made and entered into as of the 9th day of July 2021, by and between Sy Arden Way LLC, a California limited liability company (“Landlord”) and Century Theatres, Inc., a California corporation (“Tenant”). Capitalized terms used in this Amendment without definition shall have the meanings ascribed to such terms in the Lease (as hereinafter defined).

RECITALS

A.
Landlord and Tenant entered into that certain Lease Agreement, dated May 26, 2015 (as hereby amended, the “Lease”), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord, certain Premises located at 1590 Ethan Way, Sacramento, CA 95825, which Premises are more particularly described in the Lease.

B. Landlord and Tenant desire to amend the Lease upon the terms and conditions contained herein.

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained, Landlord and Tenant hereby agree that the Lease shall be and is hereby amended as follows:

1. Recitals Incorporation. All of the provisions of the Recitals set forth above are incorporated into this Agreements section of this Amendment.

2. Definitions. Subsection (ii) of the definition of “Co-Tenancy Condition” in Section 1.2 of the Lease is hereby deleted and is replaced with the following:

“(ii) at least two (2) sit-down restaurants of at least 2,500 square feet each (which may be utilized to achieve the fifty percent (50%) requirement in clause (i) above) are open and operating and”

3. Lease in Full Force and Effect. Effective as of the date of this Amendment, the provisions of this Amendment are expressly incorporated into the provisions of the Lease, and the provisions of this Amendment shall become effective on the date of this Amendment, unless a different date for the effectiveness of a provision of this Amendment is specifically indicated herein. Except as specifically amended by this Amendment, the Lease shall continue in full force and effect for the balance of the Lease Term. In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall supersede and prevail.

4. Authority. Tenant represents and warrants to Landlord that Tenant is duly authorized to enter into this Amendment and that all required consents and approvals of any lender or other third party required for Tenant’s execution of this Amendment have been obtained. Landlord represents and warrants to Tenant that Landlord is duly authorized to enter into this Amendment and that all required consents and approvals of any lender or other third party required for Landlord’s execution of this Amendment have been obtained.

5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but any number of which, taken together, shall constitute one and the same instrument. This Amendment shall not become effective as an amendment or modification to the Lease unless and until it has been executed and delivered by Landlord and Tenant.

6. Successors and Assigns. This Amendment shall bind, and inure to the benefit of, the parties hereto and their respective successors and assigns.

7. Further Instruments. The parties hereto covenant and agree that they shall execute such other and further instruments and documents as are or may become necessary or convenient to effectuate and carry out the objectives of this Amendment.

8. No Oral Agreements. This Amendment contains the entire agreement between Landlord and Tenant with respect to the subject matter hereof. It is understood that there are no oral agreements between Landlord and Tenant affecting the Lease as hereby amended, and this Amendment supersedes and cancels any and all previous negotiations, representations, agreements, and understandings, if any, between Landlord and Tenant and their respective agents and employees with respect to the subject matter hereof, and none shall be used to interpret or construe the Lease as hereby amended. Except as herein otherwise provided, no alteration, amendment, change, or addition to the Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by Landlord and Tenant.

IN WITNESS WHEREOF, Landlord and Tenant have entered into this Amendment as of the date first written above.

Signatures on following page.

LANDLORD:

SY arden way llc,
a California limited liability company

By: SyWest Holdings LLC,

a California limited liability company

Its: Member/Manager

By: Syufy Enterprises,

a California limited partnership

Its: Member/Manager

By: Syufy Properties, Inc.

a California corporation

Its: General Partner

By: /s/ William Vierra
Name: William Vierra
Its: Senior Vice President

TENANT:

CENTURY THEATRES, INC.,

a California corporation

By: /s/ Jay Jostrand

Name: Jay Jostrand

Its: Executive Vice President-Real Estate